EXHIBIT 16(b)

Stein Roe Advisor Balanced Fund
Total Return As of September 30, 1997

                    Initial
                   Investment                                Total
Total Return          Date     Distributions +/- Appr/Depr = Return + Principal =   ERV   (ERV/Princ)-1
--------------     ----------  -------------     ---------   ------   ---------    ------  ------------
Advisor Balanced
 Fund              2/14/97        $0              $117        $117      $1,000     $1,117    11.70%


Average Annual                                                 n
Total Return                   P       T         n       P(1+T)  =  ERV
---------------             ------  ------    --------   --------------
Advisor Balanced
 Fund              2/14/97  1,000   19.28%    0.627397       $1,117

Stein Roe Advisor Growth & Income Fund
Total Return As of September 30, 1997

                    Initial
                   Investment                                Total
Total Return          Date     Distributions +/- Appr/Depr = Return + Principal =   ERV   (ERV/Princ)-1
--------------     ----------  -------------     ---------   ------   ---------    ------  ------------
Advisor Growth
 & Income Fund     2/14/97        $0              $136        $136      $1,000     $1,136    13.60%

Average Annual                                                n
Total Return                   P       T         n      P(1+T)  =  ERV
---------------             ------  ------   --------   --------------
Advisor Growth
 & Income Fund     2/14/97  1,000   22.54%   0.627397       $1,136

Stein Roe Advisor Special Fund
Total Return As of September 30, 1997

                    Initial
                   Investment                                Total
Total Return          Date     Distributions +/- Appr/Depr = Return + Principal =   ERV   (ERV/Princ)-1
--------------     ----------  -------------     ---------   ------   ---------    ------  ------------
Advisor Special
 Fund              2/14/97        $0              $246        $246      $1,000     $1,246    24.60%

Average Annual                                                n
Total Return                   P       T         n      P(1+T)  =  ERV
---------------             ------  ------   --------   --------------
Advisor Special
 Fund              2/14/97  1,000   41.99%   0.627397       $1,246

Stein Roe Advisor Special Venture Fund
Total Return As of September 30, 1997

                    Initial
                   Investment                                Total
Total Return          Date     Distributions +/- Appr/Depr = Return + Principal =   ERV   (ERV/Princ)-1
--------------     ----------  -------------     ---------   ------   ---------    ------  ------------
Advisor Special
 Venture Fund      2/14/97        $0              $184        $184      $1,000     $1,184    18.40%

Average Annual                                                n
Total Return                   P       T         n      P(1+T)  =  ERV
---------------             ------  ------   --------   --------------
Advisor Special
 Venture Fund      2/14/97  1,000   30.89%   0.627397       $1,184

Stein Roe Advisor International Fund
Total Return As of September 30, 1997

                    Initial
                   Investment                                Total
Total Return          Date     Distributions +/- Appr/Depr = Return + Principal =   ERV   (ERV/Princ)-1
--------------     ----------  -------------     ---------   ------   ---------    ------  ------------
Advisor Inter-
 national Fund     2/14/97        $0              $70         $70       $1,000     $1,070    7.00%


Average Annual                                                n
Total Return                   P       T         n      P(1+T)  =  ERV
---------------             ------  ------   --------   --------------
Advisor Inter-
 national Fund     2/14/97  1,000   10.89%   0.627397       $1,070

Stein Roe Advisor Young Investor Fund
Total Return As of September 30, 1997

                    Initial
                   Investment                                Total
Total Return          Date     Distributions +/- Appr/Depr = Return + Principal =   ERV   (ERV/Princ)-1
--------------     ----------  -------------     ---------   ------   ---------    ------  ------------
Advisor Young
 Investor Fund     2/14/97        $0              $149        $149      $1,000     $1,49     14.90%

Average Annual                                                n
Total Return                   P       T         n      P(1+T)  =  ERV
---------------             ------  ------   --------   --------------
Advisor Young
 Investor Fund     2/14/97  1,000   24.78%   0.627397       $1,149